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                                                                   Exhibit 11(a)


                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 25 to the Registration Statement of The Charles Schwab Family of Funds on Form N-1A (Nos. 33-31894 and 811-05954) under the Securities Act of 1933, as amended.

                                                              /s/ Ropes & Gray

                                                              ROPES & GRAY
Washington, D.C.
February 20, 1997